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                                                                   EXHIBIT 10.45

                                           *** TEXT OMITTED AND FILED SEPARATELY
                                                CONFIDENTIAL TREATMENT REQUESTED
                                          UNDER 17 C.F.R. SECTIONS 200.80(b)(4),
                                                            200.83 AND 240.24b-2



                                  CONFIDENTIAL
                       ASSIGNMENT AND AMENDMENT AGREEMENT



        This Assignment and Amendment Agreement is made and entered as of September 9, 1998 (the "Effective Date"), by and among Amylin Pharmaceuticals, Inc., having a principal place of business at 9373 Towne Centre Drive, San Diego, California, 92121 ("Amylin"); Bachem California, having a principal place of business at 3132 Kashiwa Street, Torrance, California, 90505 ("Bachem"); Ortho-Biotech Inc., having a principal place of business at U.S. Route 202 South, Raritan, New Jersey, 08869 ("Ortho-Biotech").

        WHEREAS, Amylin, Bachem and Ortho-Biotech entered into an Agreement dated July 2, 1997 directed to the manufacturing and supply of pramlintide (the "Supply Agreement");

        WHEREAS, Amylin and Lifescan Inc., an affiliate of Ortho-Biotech entered into a Collaboration Agreement effective as of June 20, 1995 which agreement was amended by Letter Agreements dated August 2, 1996 and March 27, 1997 (together the "Collaboration Agreement");

        WHEREAS, Lifescan has provided notice of termination to Amylin of the Collaboration Agreement pursuant to its terms and such termination is to become effective in August;

        WHEREAS, as a result of such notice of termination, Ortho-Biotech wishes to assign rights and obligations under the Supply Agreement to Amylin and Amylin wishes to accept such assignment; and

        WHEREAS, the parties to the Supply Agreement wish to make certain amendments to the Supply Agreement including but not limited to change of the delivery schedule and changes in the termination provisions.

        NOW, THEREFORE, in consideration of the following premises and terms and conditions set forth hereinafter, the parties agree as follows:



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

Bachem California                                                  CONFIDENTIAL
ASSIGNMENT AND AMENDMENT AGREEMENT
September 9, 1998



        1. Pursuant to Paragraph 17 of the Supply Agreement, Ortho-Biotech hereby assigns to Amylin, and Amylin hereby accepts from Ortho-Biotech, all rights and obligations of Ortho-Biotech under the Supply Agreement, with the exception that Ortho-Biotech remains a party to the Supply Agreement with respect to the three (3) Validation Lots described in Paragraph 2.2 of the Supply Agreement. For example, such Validation Lots will be delivered to Ortho-Biotech and will be paid for by Ortho-Biotech.

        2. The assignment in Section 1 of this Agreement is not intended to, and it is hereby agreed that it does not, expressly or by implication, affect the rights or obligations of the parties accrued prior to the Effective Date. Bachem consents to such assignment.

        3. In the Definitions article of the Supply Agreement, add a definition which reads as follows: "Major Market Country" means any of France, Germany, Great Britain, Italy, Japan or the United States."

        4. In paragraph 2.2 of the Supply Agreement, change the schedule recited therein to the following schedule:

        A total of [...***...] over the period [...***...] in accordance with the schedule below:


                                                      VALIDATION LOTS

        [...***...]                  [...***...] lots no later than [...***...],
                                     pursuant to an issued Purchase Order, a
                                     copy of which is attached hereto as
                                     Exhibit 3.

                                                     COMMERCIAL LOTS

        [...***...]                  [...***...] lots by end of [...***...]
                                     pursuant to a Purchase Order issued on or before [...***...].



                                       2     * CONFIDENTIAL TREATMENT REQUESTED

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Bachem California                                                  CONFIDENTIAL
ASSIGNMENT AND AMENDMENT AGREEMENT
September 9, 1998



        [...***...]                  [...***...] lot delivered by [...***...]
                                     pursuant to a Purchase Order issued on or before [...***...].

                                     [...***...] lots delivered at a rate of
                                     approximately every [...***...] in
                                     [...***...] beginning after [...***...]
                                     pursuant to a Purchase Order issued on or before [...***...].

        [...***...]                  [...***...] gram lots delivered at a rate
                                     of approximately every [...***...] in the year [...***...] pursuant to a Purchase
                                     Order issued on or before [...***...].
                                     2001.

        [...***...]                  [...***...] gram lots delivered at a rate
                                     of approximately every [...***...] in the year [...***...] pursuant to a Purchase
                                     Order issued on or before [...***...].

        5. Delete the following from paragraph 2.2 of the Supply Agreement:
"Purchase Orders will be issued at least six months in advance of the delivery date for the individual purchase orders."

        6. Purchase Order No [...***...], issued by Ortho-Biotech to Bachem for [...***...] of Product is hereby cancelled in its entirety.




                                       3     * CONFIDENTIAL TREATMENT REQUESTED

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Bachem California                                                  CONFIDENTIAL
ASSIGNMENT AND AMENDMENT AGREEMENT
September 9, 1998



        7. Replace paragraph 3.2 of the Supply Agreement with the following:

                3.2 On or before the date specified for delivery of each lot, Bachem shall deliver samples (in sample sizes specified by Amylin) of such lot of Product to Amylin for testing ("Testing Samples"). The Testing Samples will be prepared and packed by Bachem in accordance with Amylin SOP-373-038 and SOP-373-015. If such lot is accepted by Amylin in accordance with Paragraph 4.1, Bachem shall deliver the remainder of such lot of Product ("Commercial Material") to a carrier specified by Amylin for shipment to the location(s) specified by Amylin. Each lot of Commercial Material will be packed by Bachem in accordance with Amylin SOP-373-015.

        8. Paragraph 4.1, lines 1-2 of the Supply Agreement: Replace "each shipment of Product sold hereunder" with "Testing Samples for each lot of Product." Throughout the remainder of Paragraph 4.1, replace "shipment" with "lot."

        9. Paragraph 6, line 2 of the Supply Agreement: Replace "lot of Product" with "Testing Samples for each lot of Product."

        10. In paragraph 7.2(c) of the Supply Agreement, substitute the first paragraph which ends with the word "follows:" with the following:

        Amylin may terminate this Agreement by giving Bachem thirty (30) days prior written notice in each of the following situations: (i) upon notice from the FDA that Bachem is not an approved commercial supplier of Product or failure of Bachem to successfully complete its pre-approval inspection (PAI), (ii) as a consequence of clinical trial results obtained, Amylin determines in its sole discretion that the quantities of Product specified in the Agreement are not needed by Amylin, (iii) the FDA notifies Amylin that it will not approve the NDA directed to the Product or it is not approved by [...***...], (iv) Amylin withdraws the NDA directed to the Product or (v) Amylin withdraws the Product from the market. Notwithstanding the foregoing, termination as a consequence of clinical trial results under paragraph 7.2(c)(ii) will not relieve Amylin of its obligation to accept and pay for quantities of material previously ordered



                                       4     * CONFIDENTIAL TREATMENT REQUESTED

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Bachem California                                                  CONFIDENTIAL
ASSIGNMENT AND AMENDMENT AGREEMENT
September 9, 1998



        pursuant issued purchase orders. If Amylin terminates this Agreement under any of 7.2(c)(ii), (iii), (iv) or (v), then Amylin agrees to reimburse Bachem for a portion of its investment cost for plant and equipment, as follows:

        11. In paragraph 7.2(c) of the Supply Agreement, substitute the last paragraph with the following two paragraphs:

                If Amylin terminates this Agreement under any of Paragraphs 7.2(c)(ii), (iii), (iv) or (v), Amylin shall compensate Bachem for its out-of-pocket costs associated with any work in progress, including expenses for raw materials purchased and prepared to support up to the next twelve months of production in accordance with the schedule set forth in paragraph 2.2.

                Notwithstanding 7.2(c)(ii), in the event that, as a consequence of clinical trial results obtained, Amylin determines in its sole discretion that the quantities of Product specified in the Agreement are not needed by Amylin, but that some quantities of Product are needed by Amylin, the parties shall negotiate in good faith to modify Paragraph
        2.2 (quantities and delivery dates), rather than terminate the Agreement.


        12. In paragraph 15, line 2 of the Supply Agreement: replace "New York" with "California."

        13. At the end of the Supply Agreement, add new Article 24 which reads as follows:

        24. Assurance of Payment. Concurrently with the signing of the Assignment and Amendment Agreement by all parties, Amylin agrees to deposit [...***...], which represents [...***...] of the maximum termination fee due under paragraph 7.2(c), into Escrow or other arrangement or instrument which has a similar degree of surety (e.g., an irrevocable letter of credit). The amount in escrow (or similar arrangement or instrument) shall be adjusted upward or downward as follows. On or before [...***...], Amylin agrees to add [...***...],



                                       5      * CONFIDENTIAL TREATMENT REQUESTED

Bachem California                                                  CONFIDENTIAL
ASSIGNMENT AND AMENDMENT AGREEMENT
September 9, 1998



        Concurrently with the issuance of the first purchase order for delivery of Product in [...***...]or thereafter, Amylin will add [...***...], which represents the approximate cost of raw materials and work in progress for one [...***...] lot of Product. After the purchase of [...***...] of Product under this Agreement, the amount in escrow (or similar arrangement or instrument) shall be reduced by [...***...]. After the purchase of [...***...] of Product under this Agreement, the amount in escrow (or similar arrangement or instrument) shall be reduced by an additional [...***...]. All interest or other income, if any, arising from the amount in escrow (or similar arrangement or instrument) shall be paid to Amylin. Notwithstanding the foregoing, this Paragraph 24 shall remain in effect only until marketing approval is obtained for pramlintide in a Major Market Country. After receipt of marketing approval for pramlintide in a Major Market Country, any and all funds then in escrow (or similar arrangement or instrument) will be returned to Amylin, and Amylin will have no obligation to deposit any further amount into escrow (or similar arrangement or instrument). Additionally, in the event Amylin and Bachem believe that a normal and customary business relationship exists between the parties, the parties will discontinue the escrow-type arrangement described in this Paragraph 24.

        14. Add a new Exhibit 3 (Purchase Order) to the Supply Agreement, which is attached hereto as Exhibit A to this Assignment and Amendment and incorporated herein by this reference.

        15. Replace the current Exhibit 1 to the Supply Agreement (Product Specifications) with the revised Exhibit 1 to the Supply Agreement which is attached hereto as Exhibit B to this Assignment and Amendment Agreement and incorporated herein by this reference.

        16. Replace the current Exhibit 4 to the Supply Agreement (Alternative Dispute Resolution Procedure) with the revised Exhibit 4 to the Supply Agreement which is attached as Exhibit C to this Assignment and Amendment Agreement and incorporated herein by this reference.


                                       6     * CONFIDENTIAL TREATMENT REQUESTED

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        17. This Assignment and Amendment Agreement shall be construed, interpreted and governed by the laws of the State of California.


ORTHO-BIOTECH, INC.



By:     /s/ DAVID E. WILLIAMS
   -------------------------------

Title:  Vice President - Operations
      ----------------------------

Date:   June 4, 1999
     -----------------------------


AMYLIN PHARMACEUTICALS, INC.



By:     /s/ JOSEPH C. COOK, JR.
   -------------------------------

Title:  Chairman & CEO
      ----------------------------

Date:   11 June 1999
     -----------------------------


BACHEM CALIFORNIA



By:     /s/ JOSE DE CHASTONAY
   -------------------------------

Title:  President
      ----------------------------

Date:   11 June 1999
     -----------------------------





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Bachem California                                                  CONFIDENTIAL
ASSIGNMENT AND AMENDMENT AGREEMENT
September 9, 1998



                                    EXHIBIT A
                                       TO
                       ASSIGNMENT AND AMENDMENT AGREEMENT

                          EXHIBIT 3 TO SUPPLY AGREEMENT

                                 PURCHASE ORDER




                                   [...***...]






                                       8     * CONFIDENTIAL TREATMENT REQUESTED

Bachem California                                                  CONFIDENTIAL
ASSIGNMENT AND AMENDMENT AGREEMENT
September 9, 1998




                                    EXHIBIT B
                                       TO
                       ASSIGNMENT AND AMENDMENT AGREEMENT

                          EXHIBIT 1 TO SUPPLY AGREEMENT

                                 SPECIFICATIONS



                                   [...***...]










                                       9     * CONFIDENTIAL TREATMENT REQUESTED

                                    EXHIBIT C
                                       TO
                       ASSIGNMENT AND AMENDMENT AGREEMENT

                          EXHIBIT 4 TO SUPPLY AGREEMENT

                    ALTERNATIVE DISPUTE RESOLUTION PROCEDURE



        1. Any dispute between the parties regarding payment obligations shall be resolved by arbitration pursuant to the rules of the American Arbitration Association and the California Code of Civil Procedure, except as provided herein. There shall be three arbitrators, at least one of which shall be knowledgeable in protein chemistry and the manufacture of peptides, and at least one of which shall be knowledgeable in United States Food and Drug Administration requirements for the clinical testing of new chemical entities prior to licensure. Any claim for payment must be asserted to the other party within 90 days and a demand for arbitration filed with the American Arbitration Association within one year of the date the claim arises. The arbitration hearing shall be held within six months after the demand is filed. Discovery in accordance with California Code of Civil Procedure shall be allowed and any dispute shall be resolved by a telephone conference or in person by an attorney arbitrator (who may but need not be one of the three arbitrators deciding the claim) designated by the American Arbitration Association.

        2. The arbitration hearing shall be held in San Diego, California. Either party may petition the Court to confirm the award of the arbitration, and upon confirmation judgement shall be entered with the same force and effect as a judgment in a civil action.










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